Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,194,396,000.00
Previously Paid Amount	0.00
Total Fee Amount	164,946.09
Total Offset Amount	0.00
Net Fee	$ 164,946.09
Final Prospectus	false